                                                     Exhibit 31.2

                 NAVISTAR FINANCIAL CORPORATION
                        AND SUBSIDIARIES

CERTIFICATION

I, Andrew J. Cederoth, certify that:

   1. I  have  reviewed  this  annual  report  on  Form  10-K  of
      Navistar    Financial     Corporation,     subsidiary    of
      International Truck and Engine Corporation;

   2. Based on my  knowledge,  this  report  does not contain any untrue  statement  of a  material  fact or omit to  state a material  fact  necessary to make the  statements  made, in light of the  circumstances  under  which  such  statements were  made,  not  misleading  with  respect  to the  period covered by this report;

   3. Based on my knowledge, the financial statements,  and other financial  information  included  in  this  report,  fairly present in all material  respects the financial  condition, results of operations  and cash flows of the  registrant as of, and for, the periods presented in this report;

   4. The  registrant's   other  certifying  officer  and  I  are
      responsible for  establishing  and  maintaining  disclosure controls and  procedures  (as defined in Exchange Act Rules
      13a-15(e) and 15d-15(e)) for the registrant and have:

        a) Designed such disclosure  controls and procedures,  or
           caused such  disclosure  controls and procedures to be
           designed  under  our   supervision,   to  ensure  that
           material   information  relating  to  the  registrant,
           including  its  consolidated  subsidiaries,   is  made
           known  to  us  by  others   within   those   entities,
           particularly  during the  period in which this  report
           is being prepared;

        b) Evaluated  the   effectiveness   of  the  registrant's
           disclosure  controls and  procedures  and presented in
           this report our  conclusions  about the  effectiveness
           of the disclosure  controls and procedures,  as of the
           end of the  period  covered  by this  report  based on
           such evaluation; and

        c) Disclosed   in  this   report   any   change   in  the
           registrant's    internal    control   over   financial
           reporting (as defined in Exchange Act Rules  13a-15(f)
           and 15d-15(f)) that occurred  during the  registrant's
           most recent fiscal  quarter (the  registrant's  fourth
           fiscal  quarter in the case of an annual  report) that
           has materially  affected,  or is reasonably  likely to
           materially affect,  the registrant's  internal control
           over financial reporting; and

   5. The  registrant's  other  certifying  officer  and  I  have disclosed,  based on our most recent evaluation of internal control  over  financial  reporting,  to  the  registrant's auditors and the audit committee of  registrant's  board of directors (or persons performing the equivalent functions):

        a) All significant  deficiencies and material  weaknesses
           in the design or  operation  of internal  control over
           financial  reporting  which are  reasonably  likely to
           adversely affect the  registrant's  ability to record,
           process, summarize and report information; and

        b) Any fraud,  whether  or not  material,  that  involves
           management  or other  employees who have a significant
           role  in  the  registrant's   internal  controls  over
           financial reporting.

DateFebruary 14, 2005                       /s/ANDREW J. CEDEROTH
                                               Andrew J. Cederoth
                                              (Principal Financial Officer)